UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2006

VISTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada (State or other jurisdiction of incorporation)	1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
7961 Shaffer Parkway, Suite 5, Littleton, CO (Address of principal executive offices)		80127 (Zip Code)

Registrant's telephone number, including area code: (720) 981-1185

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On September 22, 2006, Vista Gold Corp. ("Vista") entered into an Arrangement and Merger Agreement (the "Arrangement Agreement") with Carl Pescio, Janet Pescio (together, the "Pescios") and Vista's wholly-owned subsidiary, Allied Nevada Gold Corp. ("Allied Nevada"). As previously reported, Vista and the Pescios had entered into a binding letter of intent, dated July 6, 2006, as amended, pursuant to which the parties agreed to undertake a transaction that would result in Vista's contribution of its Nevada-based mining properties into Allied Nevada and the transfer to Allied Nevada of the Nevada-based mining assets of the Pescios, all to be carried out pursuant to an arrangement under the provisions of the Business Corporations Act (Yukon Territory) (the "Arrangement").

        Pursuant to the Arrangement Agreement, among other things:

  •
  Vista will reorganize its business to split certain Nevada mining properties and related assets (the "Vista Nevada Assets") from its other properties and related assets;

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  Vista will marshall all of the Vista Nevada Assets into its wholly-owned subsidiary, Vista Gold Holdings Inc. ("Vista U.S.") and subsequently transfer all issued and outstanding shares of Vista U.S. and $25 million in cash to Allied Nevada in return for the number of common shares of Allied Nevada equal to 27,500,000 less the number of Option Shares (as defined in the Arrangement Agreement); and

  •
  The Pescios will transfer their interests in certain Nevada mining properties and related assets (the "Pescio Nevada Assets") to Allied Nevada Gold Holdings LLC, a limited liability company incorporated under the laws of Nevada with Allied Nevada as its sole member, in return for 12,000,000 common shares of Allied Nevada and $15 million in cash from Allied Nevada.

        Concurrently with the transfers described above, Vista shareholders (other than dissenting shareholders) will exchange each of their existing common shares of Vista ("Vista Shares") for (a) one of a newly created class of Vista common shares ("Vista New Shares") (which has the same rights and restrictions as a Vista Share), and (b) a pro rata portion of (i) the number of common shares of Allied Nevada ("Allied Nevada Shares") received by Vista as part of the Arrangement less (ii) the number of Allied Nevada Shares retained by Vista to facilitate the payment of any taxes payable in respect of the Arrangement. In addition, holders of options to acquire Vista Shares ("Vista Options") will exchange their Vista Options for options to acquire common shares of Allied Nevada and options to acquire Vista New Shares and holders of warrants of Vista will have their warrants adjusted in accordance with the terms of the warrants.

        Completion of the transaction remains subject to a number of conditions, including receipt of all required court, shareholder, regulatory and third party approvals and certain other customary conditions. These conditions also include the requirement for Vista to complete a public equity financing that raises proceeds of not less than $25 million. The purpose of this funding is to provide the initial funding for Allied Nevada.

        Vista's securityholders will be asked to approve matters relating to the transaction at a meeting currently scheduled for November 15, 2006. Subject to receipt of the required approvals, the transaction is currently expected to close in late November 2006.

        The preceding description of the terms of the Arrangement Agreement is qualified in its entirety by reference to the form of this document, a copy of which has been filed herewith as Exhibit 10.1 and which is incorporated herein by reference.

        On September 22, 2006, Vista issued a press release reporting, among other things, the signing of the above Arrangement Agreement, and information about the proposed members of the Board of Directors of Allied Nevada. The press release is furnished as Exhibit 99.1 and is attached hereto.

        Neither this Form 8-K nor any of the documents referenced herein constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the Securities Act of 1933, as amended, and applicable securities laws of any such state or jurisdiction.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit 10.1	Arrangement and Merger Agreement dated as of September 22, 2006, between Vista Gold Corp., Allied Nevada Gold Corp., Carl Pescio and Janet Pescio
Exhibit 99.1	Press Release of Vista Gold Corp. dated September 22, 2006

Safe Harbor Statement; Forward Looking Statements.

        This filing and the press release included as an exhibit hereto contain forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in these materials that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as future business strategy, competitive strengths, goals, expansion and growth of Vista's or Allied Nevada's businesses, operations, plans and other such matters are forward-looking statements. When used in this filing and the press release, the words "estimate", "plan", "anticipate", "expect", "intend", "believe" and similar expressions are intended to identify forward-looking statements. The statements made in this filing and the press release about the anticipated impact the contemplated transaction described herein may have on the operations of Vista or Allied Nevada, as well as the benefits expected to result from the contemplated transaction, are forward-looking statements. Other forward-looking statements include but are not limited to those with respect to future financings, reserve and resource estimates and production costs. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista and Allied Nevada, including anticipated consequences of the contemplated transaction described herein, to be materially different from any future risks, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks that Vista's or Allied Nevada's acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista's or Allied Nevada's operations of environmental regulations in the countries in which they operate; risks due to legal proceedings; uncertainty of being able to raise capital on favorable terms or at all; and risks that may affect Vista's ability to complete the proposed spin-off transaction including risks that Vista may be unable to obtain required securityholder, court or third party approvals; as well as those factors discussed in Vista's latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the U.S. Securities and Exchange Commission. Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.
By:	/s/ GREGORY G. MARLIER Gregory G. Marlier Chief Financial Officer

Date: September 26, 2006